STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2002-HC1

Payment Number	19
Beginning Date of Collection Period	01-Jan-04
End Date of Collection Period	31-Jan-04
Payment Date	20-Feb-04
Previous Payment Date	20-Jan-04

Funds Disbursement
Collected Funds	26,931,890.52
Available Payment Amount	26,684,108.59
Principal Collections	22,377,489.23
Interest Collections (net of servicing fee)	4,306,619.36
Net of Principal Recoveries	4,299,788.06
Principal Recoveries	6,831.30
Servicing Fee	247,781.93
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	26,931,890.52
Interest Paid to Notes	574,253.40
Principal Paid to Notes	23,018,384.20
Transferor - pursuant to 5.01 (a) (xii)	3,091,470.99
Servicing Fee	247,781.93

Pool Balance
Beginning Pool Balance	594,676,629.27
Principal Collections (including repurchases)	22,377,489.23
Additional Principal Reduction Amount	640,894.97
Ending Pool Balance	571,658,245.07

Collateral Performance
Cash Yield (% of beginning balance)	9.18%
Loss Rate (net of principal recoveries; % of beginning balance)	1.28%
Net Yield	7.90%
Realized Losses	634,063.67
Cumulative Realized Losses	3,840,111.99
Cumulative Loss Percentage	0.34%
Delinquent Loans
One Payment Principal Balance of loans	36,634,592.96
One Payment Number of loans	320
Two Payments Principal Balance of loans	7,141,617.25
Two Payments Number of loans	64
Three+ Payments Principal Balance of loans	55,716,583.31
Three+ Payments Number of loans	540

Two+ Payments Delinquency Percentage	11.00%
Two+ Payments Rolling Average	10.52%

Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number outstanding beginning of period	5,183
Number outstanding end of period	5,020
Number of REO as of the end of the Collection Period	111
Principal Balance of REO as of the end of the Collection Period	10,691,920.14

Overcollateralization
Begin OC Amount	135,613,946.18
OC Release Amount	0.00
Extra Principal Payment Amount	0.00
End OC Amount	135,613,946.18

Target OC Amount	135,613,946.18
Interim OC Amount	135,613,946.18
Interim OC Deficiency	0.00

Monthly Excess Cashflow	3,091,470.99
Principal Payment Amount	22,377,489.23
Principal Collections	22,377,489.23
OC Release Amount	0.00

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,130,116,218.00
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Interest Calculations
1 month LIBOR	1.10000%
Class A Formula Rate (1-mo. Libor plus 30bps)	1.40000%
Class A Note Rate	1.40000%
Class M Formula Rate (1-mo. Libor plus 65bps)	1.75000%
Class M Note Rate	1.75000%
Available Funds Cap	8.83729%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	22.427833
2. Principal Payment per $1,000	21.901266
3. Interest Payment per $1,000	0.526567

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.40000%
2. Days in Accrual Period	31

3. Class A Interest Due	470,114.25
4. Class A Interest Paid	470,114.25
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	389,956,519.71
2. Class A Principal Due	19,553,253.45
3. Class A Principal Paid	19,553,253.45
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	370,403,266.26

7. Class A Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.4367837
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.4148824
8. Ending Class A Note Principal Amount as a % of the Pool Balance, EOP	0.6479453

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	22.559475
2. Principal Payment per $1,000	21.901266
3. Interest Payment per $1,000	0.658209

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	1.75000%
2. Days in Accrual Period	31

3. Class M Interest Due	104,139.15
4. Class M Interest Paid	104,139.15
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	69,106,163.38
2. Class M Principal Due	3,465,130.75
3. Class M Principal Paid	3,465,130.75
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	65,641,032.63

7. Class M Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.4367837
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.4148824
8. Ending Class M Note Principal Amount as a % of the Pool Balance, EOP	0.1148257

HOUSEHOLD FINANCE CORPORATION
Household Mortgage Loan Trust 2002-HC1

The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of July 2, 2003 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC1, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. Household Finance Corporation is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on February 20, 2004

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of February, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer,

BY: /s/ Phil Krupowicz
A Servicing Officer